UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 9, 2015

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50797	04-3561634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

(617) 491-9700

(Registrant’s telephone number,
including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2015, the Board of Directors (the “Board”) of Momenta Pharmaceuticals, Inc. (the “Company”) approved the amendment and restatement of the Company’s 2013 Incentive Award Plan (the “Amended and Restated 2013 Plan”), subject to and effective upon stockholder approval.  At the Company’s 2015 Annual Meeting of Stockholders, held on June 9, 2015 (the “Annual Meeting”), stockholders approved the Amended and Restated 2013 Plan.  The Amended and Restated 2013 Plan (1) increases the number of shares of common stock available for issuance under the Amended and Restated 2013 Plan by 2,550,000 shares; (2) approves the material terms of performance goals that may apply to awards granted under the Amended and Restated 2013 Plan; (3) increases the fungible ratio under the Amended and Restated 2013 Plan such that any shares subject to awards granted on or after June 9, 2015 or that, in the future, become available for grant under the Amended and Restated 2013 Plan upon forfeiture, expiration or cash settlement of such awards or awards granted under our prior equity plans, other than awards that are options or stock appreciation rights, be counted against or, as applicable, added to the aggregate number of shares available for issuance under the Amended and Restated 2013 Plan as 1.67 shares for every one share granted; and (4) provides that future awards granted under the Amended and Restated 2013 Plan be subject to a minimum one-year vesting requirement, subject to certain limitations.

The foregoing description of the Amended and Restated 2013 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated 2013 Plan.  A copy of the Amended and Restated 2013 Plan is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07.                Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on June 9, 2015.  Of the 58,497,090 shares of the Company’s common stock entitled to vote, 49,310,055 shares were present in person or by proxy at the Annual Meeting.  The matters voted on at the Annual Meeting, and the voting results for each matter, were as follows:

1.                                      The stockholders elected each of the three Class II nominees to the Company’s Board of Directors to hold office until the 2018 Annual Meeting of Stockholders.

	For	Withheld	Broker Non-Votes
John K. Clarke	41,702,350	500,995	7,106,710
James R. Sulat	38,636,872	3,566,473	7,106,710
Craig A. Wheeler	41,967,450	235,895	7,106,710

2.                                      The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2015.

For:	47,612,066
Against:	1,670,931
Abstain:	27,058

3.                                      The stockholders approved on an advisory, non-binding basis the compensation of the Company’s named executive officers.

For:	39,847,416
Against:	2,260,412
Abstain:	95,517
Broker Non-Votes:	7,106,710

4.                                      The stockholders approved the amendment and restatement of the Momenta Pharmaceutics, Inc. 2013 Incentive Award Plan.

For:	35,815,687
Against:	6,367,704
Abstain:	19,954
Broker Non-Votes:	7,106,710

Item 9.01.                Financial Statements and Exhibits.

(d)                            Exhibits.

Exhibit No.	Description
10.1	Momenta Pharmaceuticals, Inc. 2013 Incentive Award Plan (amended and restated, as approved by stockholders on June 9, 2015)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: June 10, 2015	By:	/s/ Richard P. Shea

Richard P. Shea
Senior Vice President, Finance and
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Item 9.01                   Financial Statements and Exhibits.

(d)                            Exhibits.

Exhibit No.	Description
10.1	Momenta Pharmaceuticals, Inc. 2013 Incentive Award Plan (amended and restated, as approved by stockholders on June 9, 2015)